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                                                                     EXHIBIT 3.8

                             STATE OF SOUTH CAROLINA      FILED
                               SECRETARY OF STATE         OCT 31 2003
                                                          MARK HAMMOND
                            ARTICLES OF INCORPORATION     SECRETARY OF STATE(4)

TYPE OR PRINT CLEARLY IN BLACK INK
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1. The name of the proposed corporation is Nutricia Manufacturing USA, Inc.
                                           -------------------------------------

2. The initial registered office of the corporation is CT Corporation System, 75
                                                       -------------------------
                                                              Street Address
   Beattie Pl.   Greenville                      SC                   29601
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                   City          County        State                Zip Code

   and the initial registered agent at such address is CT Corporation System
                                                       -------------------------
                                                             Print Name

         I hereby consent to the appointment as registered agent of the corporation:

                 /s/ Jeffrey R. Graves                    Jeffrey R. Graves
                 --------------------------               Assistant Secretary
                 Agent's Signature

3. The corporation is authorized to issue shares of stock as follows. Complete "a" or "b", whichever is applicable:

   a. [X] The corporation is authorized to issue a single class of shares, the total number of shares authorized is 1000.
                                                -----

   b. [ ]  The corporation is authorized to issue more that one class of shares:

                Class of Shares                Authorized No. of Each Class

           -------------------------           ---------------------------------

           -------------------------           ---------------------------------

           -------------------------           ---------------------------------

   The relative right, preference, and limitations of the shares of each class, and of each series within a class, are as follows:

4. The existence of the corporation shall begin as of the filing date with the Secretary of State unless a delayed date is indicated (See
   Section 33-1-230(b) of the 1976 South Carolina Code of Laws, as amended)---------------------

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                                                Nutricia Manufacturing USA, Inc.
                                                --------------------------------
                                                      Name of Corporation

5. The optional provisions, which the corporation elects to include in the articles of incorporation, are as follows (See the applicable provisions of Sections 33-2-102, 35-2-105, and 35-2-221 of the 1976 South Carolina Code of Laws, as amended).

6. The name, address, and signature of each incorporator is as follows (only one is required):

   a.    Guy E. Snyder
         ----------------------------------------
         Name

         222 N. LaSalle Street, Chicago, IL 60601
         ----------------------------------------
         Address

         /s/ Guy E. Snyder
         ----------------------------------------
         Signature

   b.
         ----------------------------------------
         Name

         ----------------------------------------
         Address

         ----------------------------------------
         Signature

   c.
         ----------------------------------------
         Name

         ----------------------------------------
         Address

         ----------------------------------------
         Signature

7. I, Jay G. Anderson, an attorney licensed to practice in the state of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of Chapter 2, Title 33 of the 1976 South Carolina Code of Laws, as amended, relating to the articles of incorporation.

   Date 10/31/03                               /s/ Jay G. Anderson
                                               ---------------------------------
                                               Signature

                                               Jay G. Anderson
                                               ---------------------------------
                                               Type or Print Name

                                               2838 Devine Street, Ste 103
                                               ---------------------------------
                                               Address

                                               Columbia, SC 29205

                                               (803) 256-6227
                                               ---------------------------------
                                               Telephone Number